UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 21, 2007

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                          0-26224                51-0317849
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On February 23, 2007, Integra LifeSciences Holdings Corporation (the "Company") entered into a second amendment to its credit agreement with a syndicate of lending banks, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, FSB and SunTrust Bank, as Co-Syndication Agents, and Royal Bank of Canada and Wachovia Bank, National Association, as Co-Documentation Agents.

The amendment increased the size of the Company's revolving credit facility $200 million to $300 million and allows the Company to further increase the size to $400 million. The amendment extended the credit facility's maturity date from December 22, 2010 to December 22, 2011 and reduced the applicable rates used for borrowings and the annual commitment fee.

The amendment also modified certain financial and negative covenants. In particular, the amendment:

* increased the maximum consolidated total leverage ratio and the maximum senior leverage ratio that the Company is permitted to have,

*        increased the amount of permitted subordinated debt,

* provided the Company more ability to repurchase stock, pay dividends and make restricted payments,

*        increased the Company's ability to make acquisitions, and

*        provided a basket for transactions with affiliates.

As a condition to the effectiveness of the amendment, the Company must pay any outstanding loans made by lenders who, after giving effect the amendment, will no longer be lenders under the credit facility and must prepay any other outstanding loans to the extent necessary to keep the outstanding loans ratable, based on the new commitments of the lenders. The Company expects that the conditions to effectiveness will be satisfied on February 28, 2007.

The press release issued by the Company announcing its entering into the amendment is attached as Exhibit 99.1 to this report.

A copy of the amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 above is incorporated by reference into this Item.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATION ARRANGEMENT OF CERTAIN OFFICERS.

APPOINTMENT OF NEW DIRECTOR


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On February 22, 2007, the Board of Directors of the Company appointed Thomas J.
Baltimore, Jr., age 43, as a director of the Company, effective March 5, 2007. The press release issued by the Company announcing this appointment is attached as Exhibit 99.2 to this report.

Mr. Baltimore has served as President of RLJ Development, LLC, which he founded, since 2000. Prior to launching RLJ Development, he worked at Hilton Hotels Corporation as Vice President, Development and Finance (1999 to 2000) and Vice President, Gaming Development (1997 to 1998). From 1994 to 1996, Mr. Baltimore was Vice President, Business Development for Host Marriott Services (a spinoff entity from Host Marriott Corporation). Mr. Baltimore also worked for Marriott Corporation from 1988 to 1989 and from 1991 to 1993, holding various positions in the company, including Senior Director and Manager. Prior to his employment with Marriott, Mr. Baltimore was a staff auditor for Price Waterhouse.

The Compensation Committee of the Board of Directors approved the payment of a retainer of $12,500 for Mr. Baltimore serving as a director for the period from March 5, 2007 through May 17, 2007, the date of the Company's 2007 Annual Meeting of Stockholders. Mr. Baltimore may receive this retainer in one of four ways, at his election: (1) in cash, (2) in restricted stock, (3) one half in cash and one half in restricted stock, or (4) in options to purchase common stock (the number of options determined by valuing the options at 25% of the fair market value of the common stock underlying the options).

FORM OF RESTRICTED STOCK AGREEMENT FOR CERTAIN EXECUTIVE OFFICERS

On February 21, 2007, Compensation Committee of the Board of Directors of the Company approved a form of restricted stock agreement to be used in connection with grants of restricted stock of the Company to Gerard S. Carlozzi and John B. Henneman, III, executive officers of the Company.

The agreement provides that the restricted stock grant shall vest (and no longer be subject to the forfeiture and transferability restrictions imposed upon the grantee with respect to shares of restricted stock) on the three year anniversary of the grant date. In addition, the restricted stock grant shall vest, upon (i) a Change in Control, (ii) the officer's termination of service without Cause or for Good Reason, (iii) the Disability of the officer or (iv) the officer's death. The defined terms in the preceding sentence, have the meanings set forth in the officer's employment agreement with the Company. In addition, upon the Company's nonrenewal of the officer's employment agreement with the Company, a number of shares of restricted stock shall vest as of the last day of officer's employment with the Company. The number of such shares shall be determined by multiplying the number of shares of restricted stock by a fraction, the numerator of which shall be the number of days that have elapsed from the award date through the last day of the officer's employment with the Company and the denominator of which shall be the total number of days from the award date until the scheduled vesting date.

A copy of the form of restricted stock agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

4.1              Second Amendment, dated as of February 23, 2007, among
                 Integra LifeSciences Holdings Corporation, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, FSB and SunTrust Bank, as Co-Syndication Agents, and Royal Bank of Canada and Wachovia Bank, National Association, as Co-Documentation Agents.

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10.1             Form of Restricted Stock Agreement for Gerard S. Carlozzi and
                 John B. Henneman, III

99.1             Press release issued February 26, 2007

99.2             Press release issued February 22, 2007



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

         Date: February 27, 2007        By:/s/ Stuart M. Essig
                                           -------------------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer


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                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

4.1              Second Amendment, dated as of February 23, 2007, among
                 Integra LifeSciences Holdings Corporation, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, FSB and SunTrust Bank, as Co-Syndication Agents, and Royal Bank of Canada and Wachovia Bank, National Association, as Co-Documentation Agents.

10.1 Form of Restricted Stock Agreement for Gerard S. Carlozzi and John B. Henneman, III

99.1             Press release issued February 26, 2007

99.2             Press release issued February 22, 2007